EXHIBIT 10.18(b)

                AMENDMENT TO EMPLOYMENT AGREEMENT


     This AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made and entered into effective as of July 1, 1996 by and between VENTURE STORES, INC. ("Venture") and PETER MIHALTIAN
("Executive").

     WITNESSETH, that:

     WHEREAS, the parties entered into a written agreement entitled "Employment Agreement" effective as of the 30th day of May, 1995; and

     WHEREAS, the parties desire to extend the term of such Employment Agreement, as hereinafter provided.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and agreements hereinafter set forth, it is agreed between Venture and Executive as follows:

     1. From and after the effective date of this Amendment, the term "Contract Term" shall mean the period commencing on the Effective Date of the Employment Agreement (as defined therein) and ending April 30, 1998 or such other period as Venture and Executive shall agree from time to time in writing.

     2. Except as specifically modified by this Amendment, all of the provisions of the Employment Agreement remain in full force and effect as set forth in the Employment Agreement.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto in three counterparts, each of which shall be deemed an original, and shall be effective as of the date first above written.

                                   VENTURE STORES, INC.


                                By:/s/ Robert N. Wildrick
                                   Robert N. Wildrick
                                   Chairman, President and
                                   Chief Executive Officer


                                   /s/ Peter Mihaltian
                                   Peter Mihaltian